AMENDMENT NO. 15
                                       TO
                            AIRLINE LEASE NO. AC-865


          THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 16th day of February, 2000, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H:

          THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport
(GMIA) for the transportation of persons and cargo by air; and

          WHEREAS, Airline requests that Lessor assign a portion of the unassigned Ticket Counter and Ticket Counter Office space to Airline; and,

          WHEREAS,   Airline  requests  that  Lessor  accept  surrender  of  the commitment for Ticket Counter, Ticket Counter Office, and Baggage makeup area from US Airways for reassignment to Airline; and,

          WHEREAS, on July 22, 1999, (File No. 99-436) County's Board of Supervisors approved amending Airline's Lease to add additional Ticket Counter, Ticket Counter Office, and Baggage Makeup Area;

          NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and it is hereby further amended in the following particulars, to wit:

          1. Effective on July 1, 1999, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

              "S. LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON JULY 1, 1999

                              For purposes of calculation  of Lessee's  Terminal
                    rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:



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


                                                     Relative
                                                      Cost
             Space Function              Sq. Ft.      Factor         ERUs
             --------------              -------     --------        ----

Concourse Lower Level Office                  -0-         .20          -0-
Unfinished (Unheated)

Concourse Lower Level Office             4,588.50         .70     3,211.95
Unfinished (Heated)

Concourse Lower Level Office
Finished (Heated & Air
Conditioned)                            30,460.90         .85    25,891.77

Concourse Upper Level Office
Unfinished                                    -0-         .95          -0-

Concourse Upper Level Office
Finished                                   833.00         .95       791.35

Ticket Counter                           1,035.20        1.10     1,138.72

Ticket Counter Office                    2,119.70         .95     2,013.71

Gate Hold Rooms                         19.692.00        1.00    19,692.00

Baggage Makeup Area                      5,510.10         .75     4,132.57

Baggage Service Office                     405.00        1.00       405.00

Hold Room Stairwell                      1,796.44         .15       269.47

Basement                                      -0-         .25          -0-

Mezzanine Office Areas                        -0-         .90          -0-

Operations Control Tower                   401.00        1.08       433.08
                                        ---------       -----    ---------

TOTALS                                  66,841.84                57,979.62

                    The spaces outlined above are those occupied by Lessee on July 1, 1999, which adds: 373.5 square feet of Ticket Counter space; 812.3 square feet of Ticket Counter Office space; 1,571 square feet of Baggage makeup Area, as shown on Exhibit "P", page 1 of 14, Revised 7/99, attached hereto and made a part hereof."

          2. Except as specifically provided herein, the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY
                                     ------

          Dated at Milwaukee, Wisconsin, this 16th day of February, 2000.

APPROVED:                                 MILWAUKEE COUNTY
                                          a municipal corporation


/s/ C. Barry Bateman       2/9/2000       By  /s/ William Heinemann    2/16/00
---------------------      Date              ------------------------
Airport Director                              William Heinemann
                                              Director of Public Works


/s/ Andrew Hunsak          2/12/00            /s/ Mark Ryan            2/16/00
---------------------      Date              ------------------------
Corporation Counsel                           Mark Ryan
                                              County Clerk


                                     AIRLINE

          Dated at Milwaukee, Wisconsin, this 20th day of August, 1999.

                                          MIDWEST EXPRESS AIRLINES, INC.
                                          a Wisconsin corporation


                                          By  /s/ Robert S. Bahlman
                                             -----------------------------------
                                              Robert S. Bahlman
                                              Title:  Sr. Vice President
                                              Date:   August 20, 1999

STATE OF WISCONSIN )
                   )  ss
MILWAUKEE COUNTY   )


Personally came before me this 16th day of February, 2000, the above named William Heinemann, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           /s/ Carolyn Pucci-Schiel
                                          --------------------------------------
                                           Notary Public, Milwaukee Co., Wis.
                                           My commission expires 2/3/02



STATE OF WISCONSIN )
                   )  ss
MILWAUKEE COUNTY   )


Personally came before me this 16th day of February, 2000, the above named Mark Ryan, County Clerk, of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           /s/ Lori J. Mueller
                                          --------------------------------------
                                           Notary Public, Milwaukee Co., Wis.
                                           My commission expires 10/19/03


STATE OF WISCONSIN )
                   )  ss
MILWAUKEE COUNTY   )


Personally came before me this 20th day of August, 1999, Robert S. Bahlman, Sr. Vice President, of MIDWEST EXPRESS AIRLINES, INC., Lessee above, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           /s/ Linda C. Snyder
                                          --------------------------------------
                                           Notary Public, Linda C. Snyder
                                           My commission expires 1/7/01



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